Subsequent events	9 Months Ended
Sep. 30, 2018
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

In October 2018 the Company reached an agreement to acquire Pemex Transportation System (“PTS”), an efficient natural gas transportation platform located in the Gulf of Mexico, in the same basin as ACT. PTS has an installed compression capacity of 450 million standard cubic feet per day and is currently under construction. The share purchase agreement is structured to acquire the asset in stages. In October 2018, the Company acquired a 5% ownership in the project; once the project begins operation, it will acquire an additional 65% stake; finally, the Company will acquire the remaining 30% one year after COD, subject to final approvals. COD is estimated for the end of 2019 or the beginning of 2020. The total equity investment is estimated to be approximately $150 million.

Additionally, in October 2018, the Company signed an agreement for expansion of the ATN transmission line by acquiring a 220-kV power substation and two small transmission lines in Peru. The substation will connect the line to the Shahuindo mine located nearby. The substation is currently under construction with COD scheduled for December 2018. The asset has a U.S. dollar-denominated 15-year contract in place with Shahuindo mine, a fully owned subsidiary of Tahoe Resources Inc., a company listed in the Toronto and New York stock exchanges. The closing of the transaction is subject to the asset reaching COD.

On October 31, the Board of Directors of the Company approved a dividend of $0.36 per share, which is expected to be paid on December 14, 2018 to shareholders of record as of November 30, 2018.